CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Oakhurst Strategic Allocation Fund (the "Trust"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 2, 2004          /s/Philip R. McLoughlin
     ----------------------       ----------------------------------------------
                                  Philip R. McLoughlin, Chairman
                                  (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Oakhurst Strategic Allocation Fund (the "Trust"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  September 2, 2004          /s/Nancy G. Curtiss
     ----------------------       ----------------------------------------------
                                  Nancy G. Curtiss, Treasurer
                                  (principal financial officer)